                                                                   EXHIBIT 10.13

                                GOAMERICA, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                                I.  DEFINITIONS
                                ---------------

     Account means the Employee Stock Purchase Plan Account established for a
     -------
Participant under Section IX hereunder.

     Board of Directors shall mean the Board of Directors of the Company.
     ------------------

     Code shall mean the Internal Revenue Code of 1986, as amended.
     ----

     Committee shall mean the Compensation Committee of the Board of Directors.
     ---------

     Common Stock shall mean shares of the Company's Common Stock, par value
     ------------
$.01 per share, and any security into which such stock shall be converted or shall become by reason of changes in its nature such as by way of recapitalization, reclassification, changes in par value, merger, consolidation or similar transaction.

     Company shall mean GoAmerica, Inc., a Delaware corporation.  When used in
     -------
the Plan with reference to employment, Company shall include Subsidiaries.

     Compensation shall mean the total cash compensation paid to an Eligible
     ------------
Employee by the Company, as reportable on IRS Form W-2. Notwithstanding the foregoing, Compensation shall exclude severance pay, stay-on bonuses, long term bonuses, retirement income, change-in-control payments, contingent payments, income derived from stock options, stock appreciation rights and other equity-based compensation and other forms of special remuneration.

     Effective Date shall mean the date of effectiveness of the Company's
     --------------
Registration Statement relating to the initial public offering of the Company's Common Stock.

     Eligible Employees shall mean only those persons who, as of the first day
     ------------------
of a Purchase Period, are Employees of the Company and who are not, as of the day preceding the first day of the Purchase Period, deemed for purposes of
Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     Employees shall mean all persons who are employed by the Company as common-
     ---------
law employees, excluding persons (i) whose customary employment is 20 hours or less per week, or (ii) whose customary employment is for not more than five months in a calendar year.

     Exercise Date shall mean the last day of a Purchase Period.
     -------------

     Fair Market Value shall mean: (i) as of the Effective Date the initial
     -----------------
public offering price of the Company's Common Stock as approved by the Board of Directors; or (ii) as of any date subsequent to the Effective Date, the last reported sales price of the Common Stock on such date as reported by the Nasdaq National Market or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

     Participant shall mean an Eligible Employee who elects to participate in
     -----------
the Plan under Section VII hereunder.

     Plan shall mean the GoAmerica, Inc. Employee Stock Purchase Plan, as set
     ----
forth herein and as amended from time to time.

     Purchase Period shall mean: (a) for the initial purchase period, the period
     ---------------
commencing on the Effective Date and ending on December 31, 2000; and (b) thereafter, purchase periods shall be annual, semi-annual or quarterly, in each case as elected by the Committee not less than 60 days in advance of the commencement of such period. A Purchase Period shall begin on the first business day of, and end on the last business day of, each such calendar period. In the absence of any such election, Purchase Periods subsequent to the first period shall be for one calendar year. The last Purchase Period under the Plan shall terminate on or before the date of termination of the Plan provided in
Section XXIV.

     Subsidiary shall mean any corporation which is a subsidiary of the Company
     ----------
within the meaning of Section 424(f) of the Code.

     Termination of Service shall mean the earliest of the following events with
     ----------------------
respect to a Participant: his retirement, death, quit, discharge or permanent separation from service with the Company.

     The masculine gender includes the feminine, the singular number includes the plural and the plural number includes the singular unless the context otherwise requires.

                                 II.  PURPOSE
                                 ------------

     It is the purpose of this Plan to provide a means whereby Eligible Employees may purchase Common Stock through payroll deductions. It is intended to provide a further incentive for Employees to promote the best interests of the Company and to encourage stock ownership by Employees in order to participate in the Company's economic progress.

     It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the Code.

                             III.  ADMINISTRATION
                             --------------------

     The Plan shall be administered by the Committee. The Committee shall have authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. The Committee shall have all necessary authority to communicate, from time to time, with Eligible Employees and Participants for purposes of administering the Plan, and shall notify Eligible Employees promptly of its election of the term of each forthcoming Purchase Period, if other than a calendar year, and of its election to utilize the Trust Administration Option referred to in Section IX.

                                  IV.  SHARES
                                  -----------

     There shall be 500,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment in accordance with Section XXI hereof. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock covered by the unexercised portion of any terminated option may again be subject to options granted under the Plan.

                              V.  PURCHASE PRICE
                              ------------------

     The purchase price per share of the shares of Common Stock sold to Participants under this Plan for any Purchase Period shall be the lesser of (a) 85% of the Fair Market Value of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of such Purchase Period.

                    VI.  GRANT OF OPTION TO PURCHASE SHARES
                    ---------------------------------------

     Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase a number of full shares of Common Stock (subject to adjustment as provided in Section XXI). No Eligible Employee shall be permitted to purchase shares under this Plan (or under any other "employee stock purchase plan" within the meaning of Section 423(b) of the Code, of the Company ) with an aggregate Fair Market Value (as determined as of the first day of the Purchase Period) in excess of $25,000 for any one calendar year within the meaning of Section 423(b)(8) of the Code. For a given Purchase Period, payroll deductions shall commence on the first day of the Purchase Period and shall end on the related Exercise Date, unless sooner altered or terminated as provided in the Plan.

     Anything herein to the contrary notwithstanding, if, as of the first day of a Purchase Period, any Eligible Employee entitled to purchase shares hereunder would be deemed for the purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.

                         VII.  ELECTION TO PARTICIPATE
                         -----------------------------

     An Eligible Employee may elect to become a Participant in this Plan by completing a "Stock Purchase Agreement" form prior to the first day of the Purchase Period. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions from his Compensation subject to the limitations in Section VIII below. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse. If a Participant's payroll deductions allow him to purchase fewer than the maximum number of shares of Common Stock to which his option entitles him, the option with respect to the shares which he does not purchase will lapse as of the last day of the Purchase Period.

     The execution and delivery of the Stock Purchase Agreement as between the Participant and the Company shall be conditioned upon the compliance by the Company at such time with Federal (and any applicable state) securities laws.

                           VIII.  PAYROLL DEDUCTIONS
                           -------------------------

     An Eligible Employee may authorize payroll deductions from his Compensation for each payroll period of a specified percentage of such Compensation, not less than 1.0% and not more than 15%, in multiples of 1.0%.

     The amount of payroll deduction shall be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance under
Section XI, XIII or XIV hereunder.

                     IX.  EMPLOYEE STOCK PURCHASE ACCOUNT
                        AND TRUST ADMINISTRATION OPTION
                        -------------------------------

     An Employee Stock Purchase Account will be established for each Participant in the Plan. Payroll deductions made under Section VIII will be credited to the individual Accounts. In the event the Committee determines with respect to any Purchase Period, not to utilize the "Trust Administration Option" set forth in the next paragraph, no interest or other earnings will be credited to a Participant's Account.

     With respect to any one or more Purchase Periods, the Committee may elect to utilize, in addition to the separate accounting for payroll deductions provided in the Plan, the option to administer the funding of the Accounts through a trust established pursuant to a trust agreement between the Company and an institution exercising fiduciary powers (the "Trust Administration Option") as hereinafter set forth in this paragraph. The Company shall provide for the funding of each Account on a regular basis during each Purchase Period reflecting payroll deductions of Participants and shall cause such sums to be deposited within 15 days following such deductions in a trust account at such institution and upon such terms as are established by the Committee. The trust account assets shall be invested in shares of a tax-exempt money-market registered investment company designated in the trust agreement, which designation shall not be changed during the Purchase Period. Assets deposited in the aforesaid trust account shall be commingled, but a separate accounting shall be kept for each Participant's interest therein. Each Participant shall be credited with his allocable share of the earnings of the trust account, which credits shall be reflected in each Participant's Account balance hereunder. At all times, the funds in such trust account shall be considered the property of the respective Participants, and no part of the trust account assets may at any time revert to, or be subject to any lien or claim of, the Company; provided, however, that such trust account assets may
                       --------  -------
be used only for the purchase of shares as provided in Section X hereof or for withdrawal by or return to Participants (or their beneficiaries) as provided in Sections XI, XIII or XXIV hereof.

                            X.  PURCHASE OF SHARES
                            ----------------------

     If, as of any Exercise Date, there is credited to the Account of a Participant an amount at least equal to the purchase price of one share of Common Stock for the current Purchase Period, as determined in Section V, the Participant shall buy and the Company shall sell at such price the largest number of whole shares of Common Stock which can be purchased with the amount in his Account.

     Any balance remaining in a Participant's Account at the end of a Purchase Period will be carried forward into the Participant's Account for the following Purchase Period. In no event will the balance carried forward be equal to or exceed the purchase price of one share of Common Stock as determined in Section V above. Notwithstanding the foregoing provisions of this paragraph, if as of any Exercise Date the provisions of Section XV are applicable to the Purchase Period ending on such Exercise Date, and the Committee reduces the number of shares which would otherwise be purchased by Participants on such Exercise Date, the entire balance remaining credited to the Account of each Participant after the purchase of the applicable number of shares of Common Stock on such Exercise Date shall be refunded to each such Participant. Except with respect to a Purchase Period for which the Trust Administration Option has been elected, no refund of an Account balance made pursuant to the Plan shall include any amount in respect of interest or other imputed earnings.

     Anything herein to the contrary notwithstanding, no Participant may, in any calendar year, purchase a number of shares of Common Stock under this Plan which, together with all other shares of stock of the Company and its Subsidiaries which he may be entitled to purchase in such year under all other employee stock purchase plans of the Company and its Subsidiaries which meet the requirements of Section 423(b) of the Code, have an aggregate Fair Market Value (measured as of the first day of each applicable Purchase Period) in excess of $25,000. The limitation described in the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

                                XI.  WITHDRAWAL
                                ---------------

     A Participant may withdraw from the Plan at any time prior to the Exercise Date of a Purchase Period by filing a notice of withdrawal. Upon a Participant's withdrawal, the payroll deductions shall cease for the next payroll period and the entire amount credited to his Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder at the start of the next Purchase Period in accordance with Section VII.

                     XII.  ISSUANCE OF STOCK CERTIFICATES
                     ------------------------------------

     The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares. Stock certificates shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof. Certificates representing shares of purchased Common Stock shall be delivered promptly to the Participant following issuance.

                         XIII.  TERMINATION OF SERVICE
                         -----------------------------

     (a) Upon a Participant's Termination of Service for any reason other than death or voluntary termination of employment on or after attaining age 55 ("Retirement"), no payroll deduction may be made from any Compensation due him as of the date of his Termination of Service and the entire balance credited to his Account shall be automatically refunded to him.

     (b) Upon a Participant's Retirement, no payroll deduction shall be made from any Compensation due him as of the date of his retirement. Such a Participant may, prior to Retirement, elect:

         (1) to have the entire amount credited to his Account as of the date of his Retirement refunded to him, or

         (2) to have the entire amount credited to his Account held therein and utilized to purchase shares on the Exercise Date as provided in Section X and in accordance with all applicable requirements of the Code relating to the Plan.

     (c) Upon the death of a Participant, no payroll deduction shall be made from any Compensation due him at time of death, and the entire balance in the deceased Participant's Account shall be paid to the Participant's designated beneficiary, or otherwise to his estate.

                   XIV.  TEMPORARY LAYOFF, AUTHORIZED LEAVE
                            OF ABSENCE, DISABILITY
                            ----------------------

     Payroll deductions shall cease during a period of absence without pay from work due to a Participant's temporary layoff, authorized leave of absence, disability or for any other reason. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed in accordance with his prior authorization.

     If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, the balance of his Stock Purchase Account will be used to purchase shares on the Exercise Date as provided in Section X and in accordance with all applicable requirements of the Code relating to the Plan, unless the Participant elects to withdraw from the Plan in accordance with Section XI.

                XV.  PROCEDURE IF INSUFFICIENT SHARES AVAILABLE
                -----------------------------------------------

     In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section X hereof would result in purchases of shares in excess of the number of shares of Common Stock then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on the Exercise Date in order to eliminate such excess, and the provisions of the second paragraph of Section X shall apply.

                         XVI.  RIGHTS NOT TRANSFERABLE
                         -----------------------------

     The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section XI hereof shall apply with respect to such Participant.

                    XVII.  NO OBLIGATION TO EXERCISE OPTION
                    ---------------------------------------

     Granting of an option under this Plan shall impose no obligation on an Eligible Employee to exercise such option.

                 XVIII.  NO GUARANTEE OF CONTINUED EMPLOYMENT
                 --------------------------------------------

     Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.

                                 XIX.  NOTICE
                                 ------------

     Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Compensation Committee, c/o Chief Financial Officer at GoAmerica, Inc., 401 Hackensack Avenue, Hackensack, New Jersey 07666 or such other person or location as may be specified by the Committee.

                           XX.  REPURCHASE OF STOCK
                           ------------------------

     The Company shall not be required to repurchase from any Participant shares of Common Stock acquired under this Plan.

              XXI.  ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.
              ---------------------------------------------------

     The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the purchase price thereof for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock affected without receipt of consideration of the Company.

     Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger, reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Common Stock would have been entitled pursuant to the terms of the merger. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause every option outstanding hereunder to terminate.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an option.

                         XXII.  AMENDMENT OF THE PLAN
                         ----------------------------

     The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board of Directors, without approval of the Company's stockholders, may:

     (a) increase the total number of shares of Common Stock which may be purchased by all Participants, except as contemplated in Section XXI;

     (b) change the class of Employees eligible to receive options under the Plan;

     (c) decrease the minimum purchase price under Section V;

     (d) extend a Purchase Period hereunder; or

     (e) extend the term of the Plan.

                      XXIII.  INTERNATIONAL PARTICIPANTS
                      ----------------------------------

     With respect to Eligible Employees who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan with respect to such Eligible Employees in order to conform such terms with the requirements of local law.

                            XXIV.  TERM OF THE PLAN
                            -----------------------

     This Plan shall become effective as of the Effective Date upon its adoption by the Board of Directors, provided that it is approved at a duly-held meeting of stockholders of the Company, by an affirmative majority of the total votes present and voting thereat, within 12 months after the earlier of the Effective Date or the date of adoption by the Board of Directors. If the Plan is not so approved, no Common Stock shall be purchased under the Plan and the balance of each Participant's Account shall be promptly returned to the Participant. The Plan shall continue in effect through the December 31st following the fourth anniversary of the Effective Date, unless terminated prior thereto pursuant to the next succeeding sentence. The Board of Directors shall have the right to terminate the Plan at any time, effective as of the next succeeding Exercise Date. In the event of the expiration of the Plan or its termination, outstanding options shall not be affected, except to the extent provided in
Section XV and any remaining balance credited to the Account of each Participant as of the applicable Exercise Date shall be refunded to each such Participant.